SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): June 20, 2002


                                BRITESMILE, INC.
             (Exact name of registrant as specified in its Charter)


         Utah                             1-11064                87-0410364
(State or other jurisdiction     (Commission File Number)      (IRS Employer
  of incorporation)                                          Identification No.)


490 North Wiget Lane, Walnut Creek, California                  94598
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code:  (925) 941-6260


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ITEM 4.  Change in Registrant's Certifying Accountant.


On June 20, 2002, the Audit Committee of the Company's Board of Directors approved a change in the Company's independent accountants for the 52 weeks ending December 28, 2002, from Ernst & Young LLP ("E&Y") to Deloitte & Touche LLP ("Deloitte & Touche"). The reports of E&Y for the 52 weeks ended December 29, 2001, the 39 weeks ended December 30, 2000, and the 52 weeks ended April 1, 2000, contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except as follows:

The report of E&Y for the 52 weeks ended December 29, 2001, as contained in the Company's Annual Report on Form 10-K for that fiscal year (the "2001 Annual Report on Form 10-K"), noted that in year 2000 the Company changed its method of accounting for revenue recognition in accordance with guidance provided in SEC Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements."

As discussed in Note 3 to the Financial Statements included in the 2001 Annual Report on Form 10-K, the accompanying financial statements as of and for the 39 week transition period ended December 30, 2000 were restated to conform to the change in method of accounting for revenue recognition.

During the 52 weeks ended December 29, 2001, the 39 weeks ended December 30, 2000, the 52 weeks ended April 1, 2000, and the interim period from December 30, 2001 through June 14, 2002, there were no disagreements between the Company and E&Y on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a) (1) (v) of
Item 304 of Regulation S-K has occurred within the Company's 52 weeks ended December 29, 2001, the 39 weeks ended December 30, 2000, the 52 weeks ended April 1, 2000, or the interim period from December 30, 2001 through June 14, 2002.

The Company has provided E&Y with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of E&Y to the disclosures set forth.

The Company did not consult with Deloitte & Touche during the 52 weeks ended December 29, 2001, the 39 weeks ended December 30, 2000, the 52 weeks ended April 1, 2000, and the interim period from December 30, 2001 through June 14, 2002, on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

Item 7. Financial Statements and Exhibits.

Exhibit 16: Letter from Registrant's prior independent accountants.



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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BRITESMILE, INC.




                                    By:
                                       -----------------------------------
Date: June  26, 2002                   John L. Reed
                                       Chief Executive Officer